UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

September 27, 2002
Date of Report (Date of earliest event reported)

National Beverage Corp.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-14170	59-2605822

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One North University Drive
Fort Lauderdale, Florida 33324
(Address of principal executive offices)

(954) 581-0922
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 5. Other Events

     On September 27, 2002, Mr. Joseph G. Caporella was elected President of National Beverage Corp. A copy of the Press Release issued by us on October 1, 2002 announcing Mr. Caporella’s election is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Financial Statements of Businesses Acquired.

     N/A

     (b)  Pro Forma Financial Information.

     N/A

     (c)  Exhibits.

Exhibit No.	Description

99.1	Press Release dated October 1, 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

National Beverage Corp.

	By:	/s/ Dean A. McCoy

Dean A. McCoy Senior Vice President – Controller and Principal Accounting Officer

Date: October 4, 2002